UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(D) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2025

Twin Hospitality Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42395	99-1232362
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5151 Belt Line Road, Suite 1200 Dallas, Texas	75254
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 941-3150

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	TWNP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Twin Hospitality Group Inc., a Delaware corporation (the “Company”), previously filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form 10-12B, initially filed on November 1, 2024 (as amended, the “Registration Statement”), relating to the separation (the “Spin-Off”) of the Company from FAT Brands Inc. (“FAT Brands”), to be effected by FAT Brands’ planned distribution of approximately 5% of the fully-diluted shares of Class A Common Stock, par value $0.0001 per share (“Class A Common Stock”), of the Company to holders of Class A common stock and Class B common stock of FAT Brands (the “FAT Brands Common Stockholders”) as a pro rata dividend in the Spin-Off (the “Distribution”).

On January 17, 2025, the Registration Statement was declared effective by the SEC. The Registration Statement includes a preliminary information statement that describes the Spin-Off and provides important information regarding the Company’s business and management. The final information statement, dated January 17, 2025 (the “Information Statement”), is attached hereto as Exhibit 99.1.

As further described in the Information Statement, the Spin-Off is expected to be effective as of 4:30 p.m., New York City time, on January 29, 2025 (the “Distribution Date”). The FAT Brands Common Stockholders will be entitled to receive 0.1520207 share of the Company’s Class A Common Stock for each share of Class A common stock or Class B common stock of FAT Brands held at the close of business on January 27, 2025 (the “Record Date”). The Distribution is subject to the satisfaction or waiver of certain conditions described in the Information Statement.

Although the Company expects that a limited market, commonly known as a “when-issued” trading market, will develop approximately one trading day prior to the Distribution Date, the Company’s Class A Common Stock is expected to begin trading “regular way” on the Nasdaq Global Market under the ticker symbol “TWNP” on January 30, 2025, the first trading day after the Distribution Date.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Information Statement of Twin Hospitality Group Inc., dated January 17, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements. These forward-looking statements might be identified by words, and variations of words, such as “will”, “expect”, “may”, “would”, “could”, “plan”, “believe”, “anticipate”, “intend”, “estimate”, “potential”, “target”, and similar expressions. These forward-looking statements involve risks and uncertainties, many of which are beyond the Company’s control. Factors that could cause the Company’s actual results to differ materially from those described in the Company’s forward-looking statements include, but are not limited to, FAT Brands’ success in executing and completing the Spin-Off and the Company’s compliance with the various legal, regulatory, tax, and other laws to which the Company is subject. Please also see the section entitled “Risk Factors” in the Information Statement, and in any future filings the Company may make with the SEC. There may be other factors not presently known to the Company or which it currently considers to be immaterial that could cause the Company’s actual results to differ materially from those projected in any forward-looking statements the Company makes. The Company does not undertake any obligation to update or revise its forward-looking statements, except as required by applicable law or regulation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 17, 2025	Twin Hospitality Group Inc.

	By:	/s/ Kenneth J. Kuick
	Name:	Kenneth J. Kuick
	Title:	Chief Financial Officer